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                                                                    Exhibit 99.2


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Holiday RV Superstores, Inc. (the "Company") for the period ended July 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Form 10-Q"), I, Anthony D. Borzillo, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                       /s/ Anthony D. Borzillo
                                       -----------------------------------------
                                       Anthony D. Borzillo
                                       Chief Financial Officer
                                       September 23, 2002